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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2004 (March 18, 2004)

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Utah (State or Other Jurisdiction of Incorporation)	0-8771 (Commission File Number)	87-027817 5 (IRS Employer Identification No.)
600 Komas Drive, Salt Lake City, Utah (Address of Principal Executive Offices)		84108 (Zip Code)

Registrant's telephone number, including area code (801) 588-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

Exhibit Number	Description
99.1	Evans & Sutherland Computer Corporation Press Release, dated March 18, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

        On March 18, 2004, Evans & Sutherland Computer Corporation ("Evans & Sutherland") issued a press release announcing its financial results for the quarter ended and year ended December 31, 2003, and for restated quarterly financial results for quarters ended March 28, 2003, June 27, 2003, and September 26, 2003. The full text of the press release issued by Evans & Sutherland on March 18, 2004, is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS & SUTHERLAND COMPUTER CORPORATION
Date: March 17, 2004	/s/ E. THOMAS ATCHISON E. Thomas Atchison Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Evans & Sutherland Computer Corporation Press Release, dated March 18, 2004.

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
EXHIBIT INDEX